Exhibit 99.2

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS

                                                                   Millions of Dollars
                                                       Three Months Ended         Six Months Ended
                                                             June 30                  June 30
                                                        2007         2006         2007        2006
                                                     -----------  -----------  ----------- -----------
Revenues and Other Income
   Sales and other operating revenues*                  $47,370       47,149      $88,690      94,055
   Equity in earnings of affiliates                       1,506        1,164        2,435       2,124
   Other income                                             521          163        1,139         224
                                                     -----------  -----------  ----------- -----------
                                                         49,397       48,476       92,264      96,403
                                                     -----------  -----------  ----------- -----------
Costs and Expenses
   Purchased crude oil, natural gas and products         30,820       29,448       57,535      62,903
   Production and operating expenses                      2,557        2,694        5,049       4,909
   Selling, general and administrative expenses             604          610        1,131       1,176
   Exploration expenses                                     259          134          521         246
   Depreciation, depletion and amortization               2,016        1,965        4,040       3,145
   Impairment - expropriated assets                       4,588            -        4,588           -
   Impairments                                               98           50           97          50
   Taxes other than income taxes*                         4,697        4,421        9,071       8,808
   Accretion on discounted liabilities                       81           73          160         133
   Interest and debt expense                                319          360          626         475
   Foreign currency transaction (gains) losses             (179)          18         (178)         40
   Minority interests                                        19           21           40          39
                                                     -----------  -----------  ----------- -----------
                                                         45,879       39,794       82,680      81,924
                                                     -----------  -----------  ----------- -----------

   Income before income taxes                             3,518        8,682        9,584      14,479
   Provision for income taxes                             3,217        3,496        5,737       6,002
                                                     -----------  -----------  ----------- -----------
Net Income                                                  301        5,186        3,847       8,477
                                                     ===========  ===========  =========== ===========

Net Income per share of common stock (dollars)
   Basic                                                  $0.18         3.13        $2.34        5.58
                                                     ===========  ===========  =========== ===========
   Diluted                                                $0.18         3.09        $2.31        5.49
                                                     ===========  ===========  =========== ===========

Average common shares outstanding (in thousands)
   Basic                                              1,635,848    1,654,758    1,641,569   1,519,593
   Diluted                                            1,657,999    1,678,445    1,663,618   1,542,752


*Includes excise taxes on petroleum products sales:      $4,069        3,922       $7,910       7,912

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA

                                            Millions of Dollars
                                       Three Months      Six Months
                                           Ended            Ended
                                         June 30          June 30
                                       2007    2006     2007    2006
                                     -------- ------- -------- -------
SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                  $ 1,055   1,300  $ 1,971   2,481
      International                   (3,459)  2,004   (2,046)  3,376
                                     -------- ------- -------- -------
        Total E&P                     (2,404)  3,304      (75)  5,857
                                     -------- ------- -------- -------
   Midstream                             102     108      187     218
                                     -------- ------- -------- -------
   R&M
      United States                    1,879   1,433    2,775   1,730
      International                      479     275      719     368
                                     -------- ------- -------- -------
        Total R&M                      2,358   1,708    3,494   2,098
                                     -------- ------- -------- -------
   LUKOIL Investment                     526     387      782     636
   Chemicals                              68     103      150     252
   Emerging Businesses                   (12)    (12)     (13)     (4)
   Corporate and other                  (337)   (412)    (678)   (580)
                                     -------- ------- -------- -------
   Consolidated                      $   301   5,186  $ 3,847   8,477
                                     ======== ======= ======== =======

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA

                                                Three Months       Six Months
                                                    Ended             Ended
                                                   June 30           June 30
                                                2007     2006     2007    2006
                                              -------- -------- -------- -------


Effective tax rate %                             91.4 %   40.3     59.9 %  41.5

                                                     Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
   E&P                                        $   152      (34) $   169     (27)
   Midstream                                       (1)       -       (1)      -
   R&M                                             (2)      25       (2)     31
   LUKOIL Investment                                -        1        -       1
   Chemicals                                        -        -        -       -
   Emerging Businesses                              -        -        -       -
   Corporate and other                            (16)     (36)     (30)    (44)
                                              -------- -------- -------- -------
                                              $   133      (44) $   136     (39)
                                              ======== ======== ======== =======

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                 $   301    5,186  $ 3,847   8,477
   Depreciation, depletion and amortization     2,016    1,965    4,040   3,145
   Impairment - expropriated assets             4,588             4,588
   Impairments                                     98       50       97      50
   Dry hole costs and leasehold impairments       133       47      281      85
   Accretion on discounted liabilities             81       73      160     133
   Deferred taxes                                 103     (390)     180    (222)
   Undistributed equity earnings                 (678)    (687)  (1,235)   (754)
   Gain on asset dispositions                    (428)     (53)    (927)    (56)
   Other                                          182      189       88     (14)
   Working capital adjustments                 (1,630)  (1,536)     520  (1,200)
                                              -------- -------- -------- -------
   Net cash provided by operating activities  $ 4,766    4,844  $11,639   9,644
                                              ======== ======== ======== =======

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                           $   873      756  $ 1,716   1,175
      International                             1,275    1,416    3,002   3,203
                                              -------- -------- -------- -------
                                                2,148    2,172    4,718   4,378
   Midstream                                        2        1        2       2
   R&M                                            271      475      476   2,110
   LUKOIL Investment                                -      648        -   1,260
   Chemicals                                        -        -        -       -
   Emerging Businesses                             34       28       65      40
   Corporate and other                             45       78       86     126
                                              -------- -------- -------- -------
                                              $ 2,500    3,402  $ 5,347   7,916
                                              ======== ======== ======== =======


OTHER
                                                 At June 30,     At December 31,
                                                    2007              2006
                                              ----------------- ----------------
   Total debt                                      $22,812           27,134
   Common stockholders' equity                     $84,928           82,646

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS

                                   BY SEGMENT

                                                        Three Months Ended     Six Months Ended
                                                             June 30               June 30
                                                        2007        2006       2007      2006
                                                       -------     -------    -------   -------
                                                              Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                           267         279        272       281
          Lower 48                                         105         120        104        92
                                                       -------     -------    -------   -------
                                                           372         399        376       373
      Norway                                               145         192        162       190
      United Kingdom                                        48          57         52        59
      Canada                                                19          27         20        25
      China                                                 32          34         35        30
      Indonesia                                             13          14         13        14
      Vietnam                                               22          22         22        26
      Timor Sea                                             26          39         25        39
      Libya                                                 47          74         46        37
      Other                                                 36          66         48        58
                                                       -------     -------    -------   -------
      Total consolidated                                   760         924        799       851
      Equity affiliates
         Canada                                             28           -         26         -
         Russia                                             15          15         15        15
         Venezuela                                          85         106         83       108
                                                       -------     -------    -------   -------
          Total Worldwide                                  888       1,045        923       974
                                                       =======     =======    =======   =======

   Syncrude                                                 21          19         22        18
                                                       =======     =======    =======   =======

   Natural gas liquids produced
      United States
          Alaska*                                           18          20         20        21
          Lower 48                                          71          70         70        50
                                                       -------     -------    -------   -------
                                                            89          90         90        71
      Norway                                                 5           8          7         9
      United Kingdom                                         6           4          5         4
      Canada                                                28          30         30        20
      Timor Sea                                             14          20         13        20
      Other                                                  3           -          2         1
                                                       -------     -------    -------   -------
          Total Worldwide                                  145         152        147       125
                                                       =======     =======    =======   =======

*Includes reinjected volumes sold lease-to-lease.           15          14         16        14

                                                             Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                           100         163        111       163
          Lower 48                                       2,219       2,265      2,205     1,767
                                                       -------     -------    -------   -------
                                                         2,319       2,428      2,316     1,930
      Norway                                               202         260        225       265
      United Kingdom                                       668         796        726       823
      Canada                                             1,133       1,204      1,142       816
      China                                                 12          10         11         5
      Timor Sea                                            250         251        247       198
      Indonesia                                            329         323        330       309
      Vietnam                                               12          19         13        22
      Libya                                                  9           -          7         -
      Other                                                190         207        201       164
                                                       -------     -------    -------   -------
      Total consolidated                                 5,124       5,498      5,218     4,532
      Equity affiliates
         Venezuela                                           9          10          9        10
                                                       -------     -------    -------   -------
          Total Worldwide                                5,133       5,508      5,227     4,542
                                                       =======     =======    =======   =======
*Represents quantities available for sale. Excludes
 gas equivalent of NGL shown above.

   Liquefied natural gas sales                             521         432        506       349

LUKOIL Investment
   Production (MBOE/D)*                                    473         403        460       363
   Refinery crude oil throughput (MB/D)*                   184         168        202       165
*Represents our estimated net share of LUKOIL.

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS

                                                 Three Months Ended       Six Months Ended
                                                     June 30                  June 30
                                                 2007        2006        2007        2006
                                                ------      -------     -------     -------
E&P
                                                               Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                             $ 63.26        66.02     $ 59.38       62.33
            Lower 48                             58.50        59.63       53.95       57.08
               Total U.S.                        61.91        64.09       57.86       61.06
         International                           67.16        67.27       61.16       64.12
         Total consolidated                      64.55        65.89       59.61       62.75
         Equity affiliates*                      47.74        52.28       44.24       47.53
            Total Worldwide                      61.97        64.34       57.53       60.76
      Natural gas (per MCF)
         United States
            Alaska                                4.04         3.42        4.12        3.50
            Lower 48                              6.51         5.81        6.36        6.41
               Total U.S.                         6.49         5.78        6.34        6.37
         International                            6.42         5.92        6.46        6.43
         Total consolidated                       6.45         5.86        6.41        6.40
         Equity affiliates*                       0.37         0.36        0.42        0.29
           Total Worldwide                        6.44         5.85        6.40        6.39
*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.


Midstream
                                                      Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                               23           22          19          22
        International                                -            -           -           -
     Equity affiliates
        United States                              181          183         177         181
        International                                7            6           8           6
                                                ------      -------     -------     -------
                                                   211          211         204         209
                                                ======      =======     =======     =======



                                                              Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                             $ 45.19        41.73     $ 41.46       39.69
      DCP                                        44.30        41.18       40.43       39.24

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

                                 ConocoPhillips
                              Houston, Texas 77079

                                                                    Three Months       Six Months
                                                                       Ended             Ended
                                                                      June 30           June 30
                                                                   2007     2006     2007     2006
                                                                  ------   ------   ------   ------
                                                                    Thousands of      Thousands of
                                                                   Barrels Daily     Barrels Daily
R&M
  United States
     Crude oil capacity                                            2,033    2,208    2,033    2,208
     Crude oil runs                                                1,896    2,000    1,917    1,921
     Refinery production                                           2,087    2,198    2,119    2,093

  International*
     Crude oil capacity                                              696      693      696      608
     Crude oil runs                                                  650      649      637      570
     Refinery production                                             664      695      654      599

  U.S. petroleum products sales volumes
     Gasoline                                                      1,300    1,300    1,279    1,279
     Distillates                                                     827      820      845      817
     Other products                                                  503      555      491      536
                                                                  ------   ------   ------   ------
                                                                   2,630    2,675    2,615    2,632
  International                                                      739      871      726      784
                                                                  ------   ------   ------   ------
                                                                   3,369    3,546    3,341    3,416
                                                                  ======   ======   ======   ======

                                                                     Per Gallon        Per Gallon
  U.S. average sales prices**
     Gasoline-wholesale                                           $ 2.50     2.32   $ 2.19     2.06
     Gasoline-retail                                                2.68     2.47     2.36     2.19
     Distillates-wholesale                                          2.24     2.24     2.09     2.08


*Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.
**Excludes excise taxes.